Exhibit 99.1

Media release

ADIO and Faraday Future unleash generative AI and advanced EVs for Abu Dhabi’s SAVI cluster

●	Faraday Future exploring establishing a regional HQ and manufacturing and advanced R&D facilities in Abu Dhabi

●	Agreement signed during COP28

Abu Dhabi, UAE – 4 December 2023: The Abu Dhabi Investment Office (ADIO) and the California-based global shared intelligent electric mobility ecosystem company Faraday Future Intelligent Electric Inc. (NASDAQ: FFIE) (“Faraday Future”, “FF” or “Company”), today announced that FF is set to bring its generative AI and advanced intelligent electric vehicle capabilities to the UAE capital’s Smart and Autonomous Vehicles Industry (SAVI) cluster. Faraday Future, which recently launched its limited-edition FF 91 2.0 Futurist aiFalcon model in the Middle East, joins a growing cohort of companies committing to establishing a presence in the SAVI cluster.

Headquartered in Los Angeles, FF designs and engineers next-generation intelligent electric connected vehicles focused on Ultimate Intelligent TechLuxury. The company has developed a generative AI product stack for use in its cars. ADIO will work with FF as it looks to establish a regional headquarters, manufacturing facility and an advanced research and development (R&D) centre focusing on next-generation electric vehicle and AI technology in Abu Dhabi and exploring UAE capital markets activities. ADIO and FF will also deploy resources to develop leading regulatory frameworks that enhance the creation of advanced smart autonomous vehicle solutions and applications.

Centred in Masdar City, Abu Dhabi’s fully integrated SAVI cluster provides state-of-the-art facilities, services, and regulatory enablement to support the design, testing, and manufacturing of applications for transportation and mobility on air, land and sea, as well as to service other sectors, such as logistics.

Badr Al-Olama, Director General of ADIO, said: “SAVI stands at the forefront of innovation across air, land and sea mobility. The cluster is attracting exceptional companies with both the ambition and the ability to disrupt and reshape the future of transportation. FF will deepen Abu Dhabi’s EV industry while bringing new expertise in generative AI and shared intelligent mobility.”

FF’s Abu Dhabi R&D centre will look to accelerate the pace of AI and electric vehicle innovation for mobility applications. It will also explore collaborations and technology transfer initiatives with universities across Abu Dhabi.

“This collaboration with ADIO to support SAVI’s efforts helps to explore both joint brand product and partnership opportunities in the UAE and will build on the company’s momentum,” said Matthias Aydt, Global CEO of FF. “In addition to our recently announced plans to enter the UAE market as early as 2024 with FF 91 2.0 Futurist aiFalcon model, this agreement is a strong first step toward realising that goal. We believe this development further validates FF’s global strategy plans and our products and technology, given that the UAE is one of the top luxury markets in the global automotive industry.”

“We are very excited to be able to support this collaboration. We really appreciate FF’s strategic partners and FF Middle East board members, Sheikh Abdulla Al Qassimi, CEO of Master Investment Group and Mr. Ahmed Al Otaiba, Chairman of Siraj Holding LLC, for their great contributions. We look forward to a successful long-term partnership and bringing unique value to support SAVI’s vision and development,” said Jerry Wang, President of FF Global Partners LLC.

Abu Dhabi’s SAVI cluster builds on the strength of Abu Dhabi’s industrial base and supports the UAE’s target of half of all cars on the roads being electric by 2050. SAVI leverages Abu Dhabi’s unparalleled access to established air corridors, road infrastructure and global seaports. The cluster houses academia, test zones, R&D labs, testing and certification facilities, large scale workshops, hangars and manufacturing facilities, connected through Abu Dhabi’s global logistics network.

Faraday Future’s limited-edition model FF 91 2.0 Futurist aiFalcon has been tailored to the Middle East market, with delivery targeted in 2024. It features 1-on-1 bespoke private AI, Super AP 5G connectivity, racing training, and premium identity features.

About ADIO

The Abu Dhabi Investment Office (ADIO) enables local, regional and international investors to thrive and grow in the UAE capital through its close collaboration with government partners, sovereign investors, and national champions. ADIO is Abu Dhabi’s premier platform that empowers the private sector to grow, partner and compete globally by providing access to growth opportunities, strategic partnerships and new markets across key sectors that range from real estate and infrastructure, to industries and agribusiness, enhancing the nation’s investment in talent, innovation and sustainability.

With a growing network of global offices, investors can contact ADIO by visiting its head office in Abu Dhabi or international offices located in Beijing, Frankfurt, London, New York, Paris, San Francisco, Seoul, and Tel Aviv.

Visit https://www.investinabudhabi.gov.ae/ for more information.

ABOUT FARADAY FUTURE

Faraday Future is the pioneer of the Ultimate AI TechLuxury ultra spire market in the intelligent EV era, and the disruptor of the traditional ultra-luxury car civilization epitomized by Ferrari and Maybach. FF is not just an EV company, but also a software-driven intelligent internet company. Ultimately FF aims to become a User Company by offering a shared intelligent mobility ecosystem. FF remains dedicated to advancing electric vehicle technology to meet the evolving needs and preferences of users worldwide, driven by a pursuit of intelligent and AI-driven mobility.

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FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the Company’s ability to continue as a going concern and improve its liquidity and financial position; the Company’s ability to remediate its material weaknesses in internal control over financial reporting; risks related to the restatement of the Company’s previously issued consolidated financial statements; the Company’s limited operating history and the significant barriers to growth it faces; the Company’s history of losses and expectation of continued losses; increased operating expenses; incorrect assumptions and analyses developed by management; the market performance of the Company’s common stock; the Company ability to comply with Nasdaq listing requirements; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; the Company’s ability to receive funds from, satisfy the conditions precedent of, and close on the various financings described elsewhere by the Company; the result of future financing efforts, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s indebtedness; the Company’s ability to cover future warranty claims; insurance coverage; the outcome of the Securities and Exchange Commission (“SEC”) investigation relating to the matters that were the subject of the Special Committee investigation; the success of the Company’s remedial measures taken in response to the Special Committee findings; the Company’s dependence on its suppliers and contract manufacturers; the Company’s ability to develop and protect its technologies; the Company’s ability to protect against cybersecurity risks; general economic and market conditions impacting demand for the Company’s products; risks related to the Company’s operations in China; risks related to the Company’s stockholders who own a significant amount of the Company’s common stock; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; the ability of the Company to attract and retain directors and employees; any adverse developments in existing legal proceedings or the initiation of new legal proceedings; and volatility of the Company’s stock price. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, as well as in other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

CONTACTS

Investors (English): ir@faradayfuture.com

Investors (Chinese): cn-ir@faradayfuture.com

Media: john.schilling@ff.com

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